UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 9, 2017, Saga Broadcasting, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Broadcasting”), Saga Quad States Communications, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Quad States,” and together with Saga Broadcasting, “Seller”), and solely in its role as Guarantor under the Morgan Murphy Agreement (as defined below), Saga Communications, Inc., a Delaware corporation (“Saga”), entered into an Asset Purchase Agreement (the “Morgan Murphy Agreement”) with Evening Telegram Company d/b/a Morgan Murphy Media, a Wisconsin corporation (“Buyer”) to sell Seller’s television segment for an aggregate purchase price of $66,621,421.59, subject to certain purchase price adjustments. The assets to be sold under the Morgan Murphy Agreement include all of the assets of Seller related to the operation of the following television broadcast stations: KAVU-TV in Victoria, Texas, KMOL-LD, KQZY-LP, KUNU-LP, KVTX-LP, KXTS-LD in Victoria, Texas, KVCT-TV in Victoria, Texas (“KVCT”), KOAM-TV in Pittsburg, Kansas, and KFJX-TV in Pittsburg, Kansas (“KFJX”). The Morgan Murphy Agreement provides for $3,500,000.00 of the purchase price to be held in escrow pursuant to the terms of a Deposit Escrow Agreement entered into on May 9, 2017 by and among Seller, Buyer and First Business Trust & Investments, as the escrow agent. Saga expects the proposed transaction to close in the third quarter of fiscal year 2017, upon fulfillment of certain conditions precedent to closing, including, without limitation, receipt of United States Federal Communications Commission (“FCC”) consent to the assignment of the FCC licenses to be sold to Buyer, as contemplated by the Morgan Murphy Agreement.

The Morgan Murphy Agreement contains representations and warranties of Seller and Buyer that are customary for this type of transaction, which survive for eighteen months after the closing date of the transaction, except for certain fundamental representations and warranties, which survive the closing date indefinitely. Certain of the representation and warranties in the Morgan Murphy Agreement are qualified by disclosure schedules that may contain nonpublic information. These disclosure schedules and the exhibits to the Morgan Murphy Agreement (which include forms of a bill of sale and assignment agreements) are not material under federal securities law. The Morgan Murphy Agreement also contains customary covenants and agreements by and among the parties, as well as customary mutual indemnification obligations.

Surtsey Media, LLC, a Michigan limited liability company (“Surtsey”), holds the FCC licenses and certain other assets related to the operation of KVCT and KFJX (the “Surtsey Assets”). As previously disclosed by Saga in prior securities filings, Seller owns certain options to purchase substantially all of the assets of KVCT and KFJX from Surtsey (the “Options”), which Options are freely assignable by Seller without Surtsey’s consent. Simultaneously with the execution of the Morgan Murphy Agreement, Seller and SagamoreHill Midwest, LLC, a Delaware limited liability company (“Assignee”), entered into an agreement for the Assignment of Options, pursuant to which Seller assigned the Options to Assignee.

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On May 9, 2017, Saga Quad States entered into an Asset Purchase Agreement (the “Apex Agreement”) with Apex Media Corporation, a South Carolina corporation (“AMC”), Pearce Development, LLC f/k/a Apex Real Property, LLC, a South Carolina limited liability company (“ARP” and together with AMC, “Sellers”), and, solely in his role as guarantor under the Apex Agreement, G. Dean Pearce, to purchase for a price of $23,000,000.00 (subject to certain purchase price adjustments) plus the right to air certain radio commercials, substantially all of the assets related to the operation of the following radio or translator stations: WCKN(FM), Moncks Corner, South Carolina; WMXZ(FM), Isle of Palms, South Carolina; WXST(FM), Hollywood, South Carolina; WAVF(FM), Hanahan, South Carolina; WSPO(AM), Charleston, South Carolina; W261DG, Charleston, South Carolina; W257BQ, Charleston, South Carolina; WVSC(FM), Port Royal, South Carolina; WLHH(FM), Ridgeland, South Carolina; WALI(FM), Walterboro, South Carolina; W256CB, Beaufort, South Carolina; and W293BZ, Hilton Head, South Carolina. Mr. Pearce is President of AMC and ARP, and currently serves on the Board of Directors of Saga. Upon execution of the Apex Agreement and pursuant to an Escrow Agreement among Saga Quad States, Sellers, and Smithwick & Belendiuk, P.C. and Putbrese, Hunsaker & Trent, PC, Saga Quad States paid a deposit in the amount of $1,150,000.00 to be applied toward the purchase price at the closing of the transaction (or otherwise disbursed under the terms of the Apex Agreement). Saga expects this transaction to close in the third quarter of fiscal year 2017, simultaneously with the closing under the Morgan Murphy Agreement, upon fulfillment of certain conditions precedent to closing, including, without limitation, receipt of FCC consent to the assignment of the FCC licenses to be sold to Saga Quad States, as contemplated by the Apex Agreement.

The Apex Agreement contains representations and warranties of Saga Quad States and Sellers that are customary for this type of transaction. Sellers’ representations and warranties survive for eighteen months after the closing date of the transaction, except for certain representations and warranties related to financial statements and tax matters, which survive for six months following the expiration of the relevant statute of limitations, and certain fundamental representations and warranties, which survive indefinitely. Saga Quad States’ representations and warranties survive indefinitely. Certain of the representation and warranties in the Apex Agreement are qualified by disclosure schedules that may contain nonpublic information. These disclosure schedules and the exhibits to the Apex Agreement are not material under federal securities law. The Apex Agreement also contains customary covenants and agreements by and among the parties, as well as customary mutual indemnification obligations.

The preceding description does not constitute a complete summary of the terms and conditions of the Morgan Murphy Agreement or the Apex Agreement. Reference is made to the Morgan Murphy Agreement, the Apex Agreement, and the press release, attached hereto as Exhibits 10.1, 10.2, and 99.1, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1*	Asset Purchase Agreement by and among Saga Broadcasting, LLC, Saga Quad States Communications, LLC, Saga Communications, Inc., and Evening Telegram Company d/b/a Morgan Murphy Media, dated May 9, 2017.

10.2*	Asset Purchase Agreement by and among Apex Media Corporation, Pearce Development, LLC f/k/a Apex Real Property, LLC, Saga Quad States Communications, LLC, and G. Dean Pearce, dated May 9, 2017.

99.1	Press Release dated May 10, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Morgan Murphy Agreement and the Apex Agreement are omitted. Saga agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: May 10, 2017	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and
Chief Financial Officer

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INDEX OF EXHIBITS

Exhibit No.	Exhibit Description

10.1*	Asset Purchase Agreement by and among Saga Broadcasting, LLC, Saga Quad States Communications, LLC, Saga Communications, Inc., and Evening Telegram Company d/b/a Morgan Murphy Media, dated May 9, 2017.

10.2*	Asset Purchase Agreement by and among Apex Media Corporation, Pearce Development, LLC f/k/a Apex Real Property, LLC, Saga Quad States Communications, LLC, and G. Dean Pearce, dated May 9, 2017.

99.1	Press Release dated May 10, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Morgan Murphy Agreement and the Apex Agreement are omitted. Saga agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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